Exhibit 99.4

                        Wallace Mountain Resources Corp.,
                  Shanghai Best Animal Husbandry Co., Ltd. and
                    Nanchang Best Animal Husbandry Co., Ltd.
                     Pro Forma Combined Financial Statements
                                   (unaudited)







                                    Contents

                                                                       Page
                                                                       ----

Pro Forma Combined Financial Statements:

     Pro Forma Combined Balance Sheet
       as of June 30, 2006 (unaudited)                                   F-2

     Pro Forma Combined Statements of Operations
       for the three months ended June 30, 2006 (unaudited)              F-3

     Pro Forma Combined Statements of Operations
       for the year ended March 31, 2006 (unaudited)                     F-4

     Notes to Pro Forma Combined Financial Statements (unaudited)        F-5

Wallace Mountain Resources Corp.,
Shanghai Best Animal Husbandry Co., Ltd. and
Nanchang Best Animal Husbandry Co., Ltd.
Pro forma Combined Balance Sheet
June 30, 2006
(unaudited)

                                                       Wallace      Shanghai     Nanchang       Pro forma       Pro forma
                                                       Mountain       Best         Best        Adjustments      Combined
                                                       ---------    ----------   ----------    -----------      --------
                                                      (historical) (historical) (historical)
  ASSETS

CURRENT ASSETS
    Cash and cash equivalents                       $     26,937 $      52,417 $   609,091  a    $    80,000    $   768,445
    Accounts receivable, net                                           628,113   1,015,970                        1,644,083
    Advances to supplier                                                41,174           -                           41,174
    Other receivables                                                   50,000      28,070                           78,070
    Due to related parties                                                          74,930                           74,930
    Advances to related parties                                                    426,554                          426,554
    Inventory                                                          142,971     204,067                          347,038
    Prepaid expenses                                                     8,743       5,588                           14,331
                                                    ------------ ------------- ------------     ------------    -----------
TOTAL CURRENT ASSETS                                      26,937       923,418   2,364,270            80,000      3,394,625

PROPERTY AND EQUIPMENT, net                                             86,894     673,680                          760,574
INTANGIBLE ASSETS                                                        1,786      74,171                           75,957
                                                    ------------ ------------- ------------     ------------    -----------
TOTAL ASSETS                                        $     26,937 $   1,012,098 $ 3,112,121       $    80,000    $ 4,231,156
                                                    ============ ============= ===========      ============    ===========
              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                $      2,170 $     293,083 $   391,715       $              $   686,968
    Other payables                                                         682      10,030                           10,712
    Loan payable bank                                                              562,901                          562,901
    Unearned revenue                                                         -      38,211                           38,211
    Due to related party                                   1,123        25,849       4,017                           30,989
    Advances from related parties                                       78,644      37,527                          116,171
    Accrued expenses                                                         -      76,223                           76,223
    Income tax payable                                                  93,658     446,528                          540,186
                                                    ------------ ------------- ------------     ------------    -----------
TOTAL CURRENT LIABILITIES                                  3,293       491,916   1,567,152                 -      2,062,361

COMMITMENT AND CONTINGENCIES                                   -             -           -                 -              -

STOCKHOLDERS' EQUITY                                                                                                      -
    Common Stock                                           3,400       133,414     604,120  a            800         24,000
                                                                                            b       (731,134)
                                                                                            c         (2,600)
                                                                                            d         16,000
    Additional paid in capital                            49,600                            a         79,200        817,178
                                                                                            b        731,134
                                                                                            c          2,600
                                                                                            d        (16,000)
                                                                                            e        (29,356)
    Other comprehensive income                                          10,673      38,782                           49,455
    Statutory reserve                                                   52,019     135,942                          187,961
    Retained earnings                                    (29,356)      324,076     766,125  e         29,356      1,090,201
                                                    ------------ ------------- ------------     ------------    -----------
TOTAL STOCKHOLDERS' EQUITY                                23,644       520,182   1,544,969            80,000      2,168,795
                                                    ------------ ------------- ------------     ------------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $     26,937 $   1,012,098 $ 3,112,121       $    80,000    $ 4,231,156
                                                    ============ ============= ===========      ============    ===========

        See accompanying notes to pro forma combined financial statements

Wallace Mountain Resources Corp.,
Shanghai Best Animal Husbandry Co., Ltd. and
Nanchang Best Animal Husbandry Co., Ltd.
Pro forma Combined Statement of Operations
For the Three Months Ended June 30, 2006
(unaudited)

                                                  Wallace       Shanghai       Nanchang          Pro forma      Pro forma
                                                  Mountain      Best (1)       Best (1)         Adjustments      Combined
                                                ------------  ------------   ------------       -----------     ----------
                                                (historical)  (historical)    (historical)
Net Revenue                                     $        -  $   1,634,048 $     2,552,742     $           -    $   4,186,790
Cost of Revenue                                          -        979,363       1,620,035                 -        2,599,398
                                                ------------  ----------- ----------------    ---------------  -------------
Gross Profit                                             -        654,685         932,707                 -        1,587,392
                                                ------------  ----------- ----------------    ---------------  -------------
Operating expenses:
    Selling expenses                                              274,276         305,126                 -          579,402
    General and administrative expenses                8,602       85,976         168,040                 -          262,618
                                                ------------  ----------- ----------------    ---------------  -------------
Total operating expenses                               8,602      360,252         473,166                 -          842,020
                                                ------------  ----------- ----------------    ---------------  -------------
Income from operations                                (8,602)     294,433         459,541                 -          745,372
Non-operating income (expense):
    Interest income                                      -            139             -                   -              139
    Interest expense                                     -            -            (1,953)                -           (1,953)
    Other income (expense)                               -         12,008           3,480                 -           15,488
                                                ------------  ----------- ----------------    ---------------  -------------
Total non-operating income (expense)                     -         12,147           1,527                 -           13,674
                                                ------------  ----------- ----------------    ---------------  -------------
Income before income tax                              (8,602)     306,580         461,068                 -          759,046
Income tax                                               -         97,655         152,153                 -          249,808
                                                ------------  ----------- ----------------    ---------------  -------------
Net income                                      $     (8,602) $   208,925 $       308,915     $           -    $     509,238
                                                ============  =========== ===============     ===============  =============
Earnings per share                              $      (0.00)                                                  $        0.02
                                                ============                                                   =============
Weighted average shares outstanding               10,200,000                                                      24,000,000
                                                ============                                                   =============

(1) represents statement of operations data for only the six months ended June 30, 2006

        See accompanying notes to pro forma combined financial statements

Wallace Mountain Resources Corp.,
Shanghai Best Animal Husbandry Co., Ltd. and
Nanchang Best Animal Husbandry Co., Ltd.
Pro forma Combined Statement of Operations
For the Year Ended March 31, 2006
(unaudited)

                                               Wallace        Shanghai          Nanchang        Pro forma         Pro forma
                                               Mountain       Best (1)          Best (1)        Adjustments        Combined
                                              ----------      ---------         ----------      -----------       ---------
                                             (historical)    (historical)      (historical)
Net Revenue                                $         -        $   2,770,107     $ 4,841,738     $           -    $   7,611,845

Cost of Revenue                                      -            2,023,634       3,315,433                 -        5,339,067
                                           -------------      -------------     -----------     -------------    -------------
Gross Profit                                         -              746,473       1,526,305                 -        2,272,778
                                           -------------      -------------     -----------     -------------    -------------
Operating expenses:
    Selling expenses                                                491,276         483,056                 -          974,332
    General and administrative expenses           20,754            131,432         286,243                 -          438,429
                                           -------------      -------------     -----------     -------------    -------------
Total operating expenses                          20,754            622,708         769,299                 -        1,412,761
                                           -------------      -------------     -----------     -------------    -------------
Income from operations                           (20,754)           123,765         757,006                 -          860,017
                                           -------------      -------------     -----------     -------------    -------------
Non-operating income (expense):
    Interest expense                                 -               (2,142)        (17,817)                -          (19,959)
    Other income (expense)                           -                9,106         (36,801)                -          (27,695)
                                           -------------      -------------     -----------     -------------    -------------
Total non-operating income (expense)                 -                6,964         (54,618)                -          (47,654)
                                           -------------      -------------     -----------     -------------    -------------
Income before income tax                         (20,754)           130,729         702,388                 -          812,363
Income tax                                           -               40,622         231,788                 -          272,410
                                           -------------      -------------     -----------     -------------    -------------
Net income                                 $     (20,754)     $      90,107     $   470,600     $           -    $     539,953
                                           =============      =============     ===========     =============    =============
Earnings per share                         $       (0.00)                                                        $        0.02
                                           =============                                                         =============
Weighted average shares outstanding            8,543,013                                                            24,000,000
                                           =============                                                         =============

(1) represents statement of operations data for the year ended December 31, 2005

       See accompanying notes to pro forma combined financial statements

                        Wallace Mountain Resources Corp.,
                  Shanghai Best Animal Husbandry Co., Ltd. and
                    Nanchang Best Animal Husbandry Co., Ltd.
                 Notes to Pro form Combined Financial Statements



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Wallace Mountain Resources Corp., ("Wallace Mountain") Shanghai Best Animal Husbandry Co., Ltd. ("Shanghai Best") and Nanchang Best Animal Husbandry Co., Ltd. ("Nanchang Best") as if the acquisition of Shanghai Best and Nanchang Best by Wallace Mountain occurred on June 30, 2006. The accompanying pro forma combined statements of operations present the accounts of Wallace Mountain, Shanghai Best and Nanchang Best for the year ended March 31, 2006 and the three months ended June 30, 2006 as if the acquisition occurred on April 1, 2005. For accounting purposes, the transaction is being accounted for as a recapitalization of Shanghai Best and Nanchang Best. In connection with this transaction Wallace Mountain declared a stock dividend by issuing an additional two shares of stock for each share owned (effectively a 3 for 1 forward stock split).

The following adjustments would be required if the acquisition occurred as indicated above:

a.   Exercise of 2,400,000 (800,000 pre-split) warrants for $80,000;

b. Recapitalization of Shanghai Best and Nanchang Best to account for issuance of an aggregate of 19,200,000 (6,400,000 pre-split) shares of Wallace Mountain to the shareholders of Shanghai Best and Nanchang Best.;

c. Cancellation of 7,800,000 (2,600,000 pre-split) shares of Wallace Mountain common stock owed by Wallance Mountain's CEO as part of the transaction;

d. Account for forward stock split by way of a stock dividend by issuing an additional two shares of stock for each share owned (effectively a 3 for 1 forward stock split); and

e.   Eliminate pre-acquisition accumulated deficit of Wallace Mountain.